SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 2, 2000

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-27324                            22-285-9704
       (Commission File Number)         (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events.

         On March 2, 2000, Synaptic Pharmaceutical Corporation (the "Company") issued a press release announcing that its corporate partner Merck & Co., Inc. has relinquished its license to the Company's alpha-adrenergic technology and related patents, thereby paving the way for Synaptic to make such technology and patents available for licensing to others who have been working in the field. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference herein.






Item 7.           Exhibits.

Exhibit No.                                                          Page
-----------                                                          ----
99                Press Release dated March 2, 2000                    4











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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2000

                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)

                                            By:/s/ Kathleen P. Mullinix
                                               --------------------------------
                                            Name:  Kathleen P. Mullinix
                                            Title: Chairman, President and
                                                    Chief Executive Officer










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                                                               Exhibit No. 99
                                                               --------------


FOR IMMEDIATE RELEASE              Contacts: Kathleen P. Mullinix, Ph.D.
                                             Chairman, President and C.E.O.
                                             Synaptic Pharmaceutical Corporation
                                             (201) 261-1331, ext. 103

                                             Lisa Baumgartner
                                             Ruder-Finn, Inc.
                                             (212) 593-6352


             SYNAPTIC PHARMACEUTICAL ALPHA-ADRENERGIC PROGRAM UPDATE

PARAMUS,  N.J.,  March 2, 2000 - Synaptic  Pharmaceutical  Corporation  (Nasdaq:
SNAP) announced today that Merck & Co., Inc. has relinquished its license to Synaptic's alpha-adrenergic technology and related patents, thereby paving the way for Synaptic to make all of its technology and patents available for licensing to others who have been working in this field. Synaptic had originally granted the license to Merck in November 1993 at the start of their collaboration to discover and develop a drug to treat benign prostatic hyperplasia (BPH). In September 1999, Synaptic announced that Merck, in a phase IIa clinical trial involving a selective alpha-1a antagonist, had successfully validated Synaptic's proprietary alpha-1a adrenergic receptor as a target for BPH, but had discontinued development of the compound due to limited oral bioavailability and the potential for drug interactions.

         Alpha-adrenergic receptors are activated by the neurotransmitter noradrenaline. The alpha- adrenergic receptors serve a critical control function in regulating involuntary physiological functions, such as blood pressure, heart rate and smooth muscle tone, and thus may serve as important tools in the management of many disorders. Until 1982, only two alpha- adrenergic receptors (alpha 1 and alpha 2) were believed to exist. Since then, scientists have discovered that the alpha-adrenergic receptor family contains at least six subtypes (the alpha-1a, alpha-1b, alpha-1d, alpha-2a, alpha-2b and alpha-2c). Synaptic believes that it is responsible for the discovery of the genes that code for the human alpha-1a, alpha-1b, alpha-1d and alpha-2b receptors, and it has received five United States patents relating to these genes and related drug discovery systems. In addition, the company holds five United States functional use patents that cover the use of alpha-la antagonists having defined degrees of selectivity for the alpha-la receptor relative to one or both of the other alpha-1 receptors for the treatment of BPH.

         "While I am disappointed that Merck was not able to discover a compound with a pharmacological profile that was acceptable to them, I am extremely pleased they are taking this step, which allows Synaptic to make the technology available to others," said Kathleen P. Mullinix, chairman, president and chief executive officer of the company. "I view this as another step in the

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repositioning  of our  genomics  technology.  Over the  years  we have  provided
exclusive   licenses  to  our   pharmaceutical   partners  for  our   serotonin,
alpha-adrenergic and neuropeptide Y receptor discoveries. Since granting these exclusive licenses, we have been approached by other companies seeking to license these discoveries. In the case of the alpha-adrenergic technology, for example, both Synaptic and Merck have been approached from time-to-time by other companies developing compounds for BPH and who may need licenses to some or all of Synaptic's patents in the area. In 1998, Synaptic and Merck worked together to permit Synaptic to grant certain rights to Glaxo Group Limited of the United Kingdom so that they could utilize the technology. At that time, I stated that I hoped that this would be the first of many requests by pharmaceutical companies for a license to our proprietary technology. This decision by Merck will allow us to capitalize on our patent position in the alpha-adrenergic area," Dr. Mullinix concluded.

         Synaptic Pharmaceutical Corporation was founded in 1987 and has developed "human receptor-targeted drug design technology." The company is utilizing this technology in its genomics program to discover and clone the genes that code for human receptors. The company and its licensees are also utilizing this technology in functional genomics programs to discover the function of these receptors in the body and thus the specific physiological disorders with which they may be associated. The company and its licensees are in turn utilizing the cloned receptor genes to design compounds that can potentially be developed as drugs for treating these disorders. The company's current licensees are, Eli Lilly and Company, Novartis Pharma AG, Grunenthal GmbH and Kissei Pharmaceutical Co., Ltd.

This press release contains  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements relating to the value of the company's technology and patent estate and any other statements which are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to the inability to license the company's technology to third parties, the inability or failure of any licensee to successfully develop and commercialize a drug based upon the company's technology, competition within anticipated product markets, the uncertainty of product development in the pharmaceutical industry, the uncertainty of patent protection for intellectual property or trade secrets and those risks and uncertainties detailed under the captions "Competition" and "Government Regulation" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Form 10-K"), as well as the risks and uncertainties disclosed under the captions "Patents, Proprietary Technology and Trade Secrets," "Early Stage of Product Development; Technological Uncertainty," "Dependence on Collaborative Partners and Licensees for Development, Regulatory Approvals, Manufacturing, Marketing and Other Resources" and "Uncertainties Related to Clinical Trials" as "Cautionary Statements" in the 1998 Form 10-K or detailed from time to time in filings the company makes with the Securities and Exchange Commission. Although the company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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